Exhibit 16(f)
                               POWER OF ATTORNEY



     We, the undersigned Trustees of the Westwood Funds (the "Funds"), an open-ended, diversified, management investment company, organized as a Massachusetts Business Trust, do hereby constitute and appoint Bruce Alpert our true and lawful attorney and agent to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary including specifically, but without limitation, power and authority to sign the name of such Trustee in his behalf as such Trustee to any amendment or supplement (including post-effective amendments) to the registration statement or statements filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, the undersigned place their hands as of this 26th day of February, 1997.


                                                     /s/ Susan M. Byrne
                                                     ------------------
                                                     Susan M. Byrne


                                                     --------------------
                                                     Anthony J. Colavita


                                                     --------------------
                                                     James P. Conn


                                                     --------------------
                                                     Werner J. Roeder

Exhibit 16(f)
                               POWER OF ATTORNEY



     We, the undersigned Trustees of the Westwood Funds (the "Funds"), an open-ended, diversified, management investment company, organized as a Massachusetts Business Trust, do hereby constitute and appoint Bruce Alpert our true and lawful attorney and agent to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary including specifically, but without limitation, power and authority to sign the name of such Trustee in his behalf as such Trustee to any amendment or supplement (including post-effective amendments) to the registration statement or statements filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, the undersigned place their hands as of this 26th day of February, 1997.


                                                --------------------
                                                Susan M. Byrne


                                                /s/ Anthony J. Colavita
                                                -----------------------
                                                Anthony J. Colavita


                                                --------------------
                                                James P. Conn


                                                --------------------
                                                Werner J. Roeder

Exhibit 16(f)
                               POWER OF ATTORNEY



     We, the undersigned Trustees of the Westwood Funds (the "Funds"), an open-ended, diversified, management investment company, organized as a Massachusetts Business Trust, do hereby constitute and appoint Bruce Alpert our true and lawful attorney and agent to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary including specifically, but without limitation, power and authority to sign the name of such Trustee in his behalf as such Trustee to any amendment or supplement (including post-effective amendments) to the registration statement or statements filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, the undersigned place their hands as of this 26th day of February, 1997.


                                                      --------------------
                                                      Susan M. Byrne


                                                      --------------------
                                                      Anthony J. Colavita


                                                      /s/ James P. Conn
                                                      -----------------
                                                      James P. Conn


                                                      --------------------
                                                      Werner J. Roeder

Exhibit 16(f)
                               POWER OF ATTORNEY



     We, the undersigned Trustees of the Westwood Funds (the "Funds"), an open-ended, diversified, management investment company, organized as a Massachusetts Business Trust, do hereby constitute and appoint Bruce Alpert our true and lawful attorney and agent to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary including specifically, but without limitation, power and authority to sign the name of such Trustee in his behalf as such Trustee to any amendment or supplement (including post-effective amendments) to the registration statement or statements filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, the undersigned place their hands as of this 26th day of February, 1997.


                                                  --------------------
                                                  Susan M. Byrne


                                                  --------------------
                                                  Anthony J. Colavita


                                                  --------------------
                                                  James P. Conn


                                                  /s/ Werner J. Roeder
                                                  --------------------
                                                  Werner J. Roeder